Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
DOLE FOOD COMPANY, INC.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and is filed with respect to the annual report on Form 10-K (the “Form 10-K”) for the year ended December 30, 2006 of Dole Food Company, Inc. (the “Issuer”). I, Joseph S. Tesoriero, Vice President and Chief Financial Officer of the Issuer, certify that to the best of my knowledge:

(i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/  Joseph S. Tesoriero
Joseph S. Tesoriero
Vice President and Chief Financial Officer

Dated: March 23, 2007